FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                 June 25, 1998


                            GERMAN AMERICAN BANCORP
               (Exact name of registrant as specified in charter)




     Indiana                          0-11244                       35-1547518
(State or other                (Commission File Number)           (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        Number)




                    711 Main Street, Jasper, Indiana  47546
                    (Address of Principal Executive Offices)
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                                 (812) 482-1314
              (Registrant's telephone number, including area code)




                                       NA
         (Former Name and Former Address, if changed since last report)










Item 5.   Other Events

     The Registrant has executed a letter of intent to acquire 1st Bancorp, Vincennes, Indiana. The proposed transaction is more completely described in the press release which is attached hereto as Exhibit 99.

Item 7.     Financial Statements and Exhibits

   (C)    Exhibits.

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Exhibit No.    Description

     99        Press Release issued by the Registrant on June 25, 1998.





























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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     July 7, 1998                  German American Bancorp

                                        By:/s/  George W. Astrike
                                        Chairman of the Board/
                                        Chief Executive Officer

Date:     July 7, 1998                  German American Bancorp

                                        By:/s/  John M. Gutgsell

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                                        Vice President /
                                        Controller






























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